Company Overview Harnessing the therapeutic potential of microbes to advance the treatment of cancer and inflammatory & immune diseases 2026Q3 Exhibit 99.2

Disclaimers Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including statements about: the design, timing and results of our current or planned preclinical and clinical trials, studies and data readouts; current or future products or product candidates and their potential benefits; our clinical development plans; communications with, feedback from, or submissions to the FDA; future product candidates;  our ability to secure a strategic partnership and or funding sources; the advancement of IND-enabling activities; our drug candidates and their potential impacts and outcomes, including the potential market and commercial opportunity for SER-155, if approved; operating plans and our future cash runway; our planned strategic focus; the anticipated timing of any of the foregoing; and other statements that are not historical fact. These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements, including, but not limited to, the following: (1) our need for additional funding; (2) our ability to continue as a going concern; (3) we have incurred significant losses, are not currently profitable and may never become profitable; (4) our cost reduction actions may not achieve their intended benefits, including an extended cash runway; (5) our limited operating history;  (6) we may not be able to realize the anticipated benefits of the VOWST sale, and may face new challenges as a smaller, less diversified company; (7) we have in the past and may in the future receive notice of the failure to satisfy a continued listing rule from The Nasdaq Stock Market LLC; (8) our novel approach to therapeutic intervention; (9) our reliance on third parties to conduct our clinical trials and manufacture our product candidates; (10) our ability to achieve market acceptance necessary for commercial success; (11) the competition we will face; (12) our ability to protect our intellectual property; and (13) the impact of our recent management transitions and appointments and our ability to retain key personnel; and (14) disruptions at the FDA or other government agencies. These and other important factors discussed under the caption "Risk Factors" in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2026,  to be filed with the Securities and Exchange Commission (SEC) on November 4, 2026, as well as our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication. Any such forward-looking statements represent management's estimates as of the date of this communication. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication.

Seres has pioneered a new drug modality and accessed the vast functional and therapeutic potential of microbes to treat and prevent disease

2023
VOWST™
FDA approval and launch*

Track-record of realizing ambitious, impactful therapeutic goals: First company to go from novel concept through clinical development to FDA approval/commercialization of **oral biotherapeutic** (VOWST™)

Achieved **two Breakthrough Therapy Designations** (VOWST & SER-155)

Clinically demonstrated biotherapeutics **can target the mucosal epithelial barrier-immune interface** and achieve **placebo-like safety profile** across multiple patient populations

AI-enabled MbTx® Platform that interrogates microbe-host functional interactions and their links to disease and patient heterogeneity with **demonstrated clinical translation of targeted mechanisms of action**

- Two **programs in oncology** that address causes of mortality and discontinuation of life-saving treatment in cancer patients
- Focused on addressing unmet medical needs in **oncology and inflammatory & immune disease** with broad potential based on uniquely targeting the mucosal epithelial barrier-immune interface
- Novel drug modality with potential to target upstream drivers of inflammatory responses and challenges of antimicrobial resistance infections

*VOWST US & Global rights sold to NHSc in 2024

3 - Seres Therapeutics ©2026

SERES THERAPEUTICS™

Harnessing the therapeutic potential of microbes with live biotherapeutics Formulated for oral administration; manufactured from master cell banks Consortia of bacteria that are optimized to produce therapeutically active metabolites that target multiple disease-relevant pathways Clinical translation achieved on targeting mucosal epithelial barrier-immune interface drivers of disease Well-tolerated safety profile across multiple patient populations reducing clinical development risk Microbe-human functional interactions co-evolved for millions of years and are integral to the body’s immune & metabolic function

Addressing critical, unmet medical needs in oncology and inflammatory & immune diseases that are linked to disrupted mucosal epithelial barrier and immunity

SER-155, Breakthrough Therapy
Phase 2 Ready

Hematopoietic allogeneic stem cell transplant (allo-HCT)

- Patients are severely immune compromised with high-risk of bloodstream infections (BSIs) post stem cell transplant
- BSIs, many that are antimicrobial resistant infections, are the leading cause of death in first 100 days post stem cell transplant in adults; ~7.5% mortality rate from BSI.
- Recent increased use of post-transplant cyclophosphamide for GvHD is increasing BSI risk by ~2.4-fold

SER-155
FDA engagement planned for next study

Immune checkpoint inhibitor related enterocolitis (irEC)

- Activation of immune cells by immune checkpoint inhibitor therapy (ICI) to attack cancer tumors can damage healthy tissues causing severe diarrhea and colitis (irEC) and hospitalization
- Up to 50% of ICI patients can experience irEC depending on ICI type/regimen; Moderate-to-severe (Grade 2-3) irEC occurs in ~25% of ICI patients and Grade 2 or higher requires treatment and disrupts life-saving cancer treatment
- Current immunosuppressive treatment options are inadequate with negative side effects

SER-603
IND-enabling Studies underway

Inflammatory Bowel Disease (IBD)

- Current treatments have an efficacy ceiling due to non-response or poor durability of response
- Safety profile of immune suppressive treatments limit the potential for combining advanced therapies to improve efficacy
- Available therapies do not target upstream drivers of disease
- Patient heterogeneity is a core challenge and key reason many drugs have limited efficacy and durability

5 - Seres Therapeutics ©2026
SERES THERAPEUTICS

SER-155 Allo-HCT: Ph1b demonstrated 77% relative risk reduction in bloodstream infections (BSI) and well-tolerated

FDA Breakthrough Therapy

Clinical Efficacy & Safety

Primary endpoint: relative risk reduction in BSI (placebo-controlled, mITT n=34)



% participants with a BSI
Placebo
43%
SER-155
10%
77%
Relative risk reduction (p<0.05)

- Observed reduction in febrile neutropenia
- Observed significant reductions ($p \leq 0.05$) in healthcare utilization, days of antibiotics use, and hospitalization
- Efficacy, safety & drug pharmacology reported in Ponce et al. 2026. *Nature Medicine*

Well-tolerated; No Drug-related Serious Adverse Events (SAEs) identified

Opportunity

Prevent bloodstream & antimicrobial resistant (AMR) infections linked to mortality in allo-HCT recipients and other blood cancer patients

- Infectious disease and hematology-oncology physicians rank BSIs in allo-HCT as a 6 on 7-point scale of risk concern
- Allo-HCT is a costly procedure (~$400K US year per patient); incremental costs of infections are significant (incremental ~$242K/patient).
- ~40K allo-HCT transplants worldwide annually with indication expansion potential in additional cancer patients at high risk of infection (~560K)

- Phase 2 Ready -
Agreement with FDA on study design; interim analysis may enable expedited development path

6 - Seres Therapeutics ©2026

SER-155 irEC: Investigator sponsored Phase 1b study demonstrated 80% immunosuppressive-free clinical response and well-tolerated

Clinical Efficacy & Safety

Primary endpoint: Immunosuppressive-free clinical response at Day 15 (open label n=15)


80%

- 80% of all participants *achieved* Response (diarrhea decrease by one or more Grades)
- 33% of all participants *achieved* Remission (Grade 0; no diarrhea)

Grade 0: 5 of 12 participants
Grade 1: 7 of 12 participants

Well-tolerated; No Drug-related Serious Adverse Events (SAEs) identified

Opportunity

Enable patients receiving immune checkpoint inhibitors to remain on life-saving cancer treatment

- Immune checkpoint inhibitors revolutionized cancer treatment and represent an ~$50B global market; an estimated 300,000 and ~3M patients are projected to be treated in US and worldwide in 2026
- Immune checkpoint inhibitors cause irEC in up to 50% of patients depending on ICI type/regimen; moderate-to-severe (Grade 2-3) irEC occurs in ~25% of ICI patients and Grade 2 or higher disrupts life-saving cancer treatment and requires treatment with immune suppressive drugs that have additional side-effects. Grades 4-5 are life-threatening

- FDA engagement planned for next study –
Positive engagement with KOLs on study design

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SERES THERAPEUTICS

SER-603 IBD: Improves response to IBD drugs in preclinical models and Seres unique translational biomarkers can predict response to advanced biologics

Preclinical

SER-603 targets unique upstream mechanisms of action to treat inflammation with potential as mono- or combo-therapy to address efficacy ceiling



Start of biologic ± SER-603
10000
1000
100
10
Inflammation (ng/g fecal lipocalin2)
5
10
15
20
25
30
Days post dosing
Biomarker(+) Inflammatory microbiome
Biologic (Anti-TNFα) only
SER-603 + biologic intervention
SER-603 alone (negative control)
Model: Microbe-driven inflammation in IL-10-/- mice

- Achieve greater efficacy using combination therapy of SER-603 + biologic (anti-TNF-α)
- SER-603 can also significantly reduce inflammation as monotherapy (data not shown)

Opportunity

Expand therapeutic and commercial potential for existing IBD therapies by increasing response rates and expanding durability of response

- Convert partial and non-responding inflammatory bowel disease patients to clinical responders
- Address current biologics efficacy ceiling by targeting upstream drivers of disease not currently accessed and without immunosuppression
- Seres identified & confirmed novel, microbial-linked biomarkers that can predict response to current IBD therapies to address challenge of patient heterogeneity
- Potential in mild-to-moderate and moderate-to-severe patients; >700K (UC & Crohn's) and >900K (UC) in the US respectively

- IND enabling studies underway -

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SERES THERAPEUTICS

Seres has clinically translated targeting the mucosal epithelial barrier-immune interface Gastrointestinal Mucosal Epithelial Barrier-Immune Interface GI lumen Epithelium Lamina propria Mucosa Disruption leads to translocation of pro-inflammatory molecules and microbes that drive aberrant host immune responses causing inflammatory and immune disease, and infection Seres biotherapeutics target multiple upstream drivers of mucosal epithelial barrier disruption, inflammation and infection without being immunosuppressive Current therapies only target downstream via immune suppression Inhibit Inflammatory Microbes & Pathogens Intestinal Mucosal Epithelial Barrier Integrity Immune Function and Regulation

Seres has full stack platform capabilities & experience in novel biotherapeutic modality that has delivered two Breakthrough Therapies and a drug licensure

MbTx® Platform

AI and ML enabled engine that interrogates microbe-host functional interactions and their links to disease and patient heterogeneity with demonstrated clinical translation

Field-leading Microbiome biomarker & drug target identification

---

strains, metabolites/peptides, genes

Efficient Lead Candidate Design, Screening, Optimization

---

expansive strain library with screening & models adapted for novel drug modality

Demonstrated Clinical Translation & Identification of Patient Subpopulations

---

novel drug modality PK/PD/MoAs; biomarkers for patient heterogeneity; receipt of breakthrough designation


Seres has built field-leading biological, clinical microbiome, and manufacturing capabilities with proven ability to design, develop, and receive FDA approval in a novel modality

Field-leading Manufacturing & Clinical Development

Successfully advanced multiple biotherapeutics into early- and late-stage clinical trials with an FDA licensure achieved

Demonstrated Novel Therapeutic GMP Manufacturing & Quality

---

spans broad biological breadth with demonstrated commercial success and clean regulatory inspection history

Proven Regulatory Expertise

Pioneered regulatory path for novel drug modality with FDA approval

Exceptional Clinical Trial Execution

Proprietary know-how on trial design, enrollment in challenging populations, drug pharmacology & sample collection

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SERES THERAPEUTICS

Focused strategy to advance novel biotherapeutics and deliver shareholder value

Pipeline of novel live biotherapeutics in areas each with multibillion commercial potential

- Two **programs in oncology** that address causes of mortality or discontinuation of life-saving treatment in cancer patients
  - **Bloodstream and antimicrobial resistant infections in stem cell transplant (allo-HCT) and blood cancers**
    Partner Breakthrough Therapy, Phase 2 ready SER-155 program and achieve study interim analysis (~12 months from FPI) to enable expedited path to licensure discussion with regulators
  - **Immune checkpoint inhibitor-related enterocolitis (irEC)**
    Develop prophylaxis clinical protocol and engage FDA in 2027Q1
- Position promising preclinical biotherapeutic programs that target mucosal epithelial barrier-immune interface associated inflammatory and immune diseases and antimicrobial resistant infections for future clinical development

---

Capital Strategy & Financial position

- Seres efforts ongoing to seek partnerships and funding to support continued development toward meaningful clinical milestones across pipeline assets
- Recent balance sheet strengthening actions: Nestlé Health Science buy-out of potential future VOWST™ net sales-based milestones ($25 million received) and restructuring of two leases, including early terminations, to materially reduce leased space and ongoing annual facilities cash costs
- Cash runway projected through Q1 2027

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SERES THERAPEUTICS

Pipeline: Seres biotherapeutics target mucosal epithelial barrier-immune associated inflammatory diseases and infection leveraging years of clinical progress and data

Preclinical	Ph1	Ph2	Ph3	Enabling Collaborators
SER-155 *for preventing pathogen translocation and resulting bloodstream and AMR infections in allo-HCT*		**Breakthrough Therapy Designation; Phase 2 ready;** *Ph1b demonstrated well-tolerated and 77% relative risk reduction in blood stream infections with clinical translation of mucosal barrier integrity MoA*		Memorial Sloan Kettering Cancer Center; CARB-X
SER-155 *for immune checkpoint related enterocolitis (irEC)*		**Topline Readout for Investigator sponsored Phase 1b in 2026Q2;** *Ph1b demonstrated 80% immunosuppressive-free clinical response; potential to address one of most significant immune checkpoint inhibitor AEs; Prophylactic trial design in progress*		Memorial Sloan Kettering Cancer Center
SER-603 *for inflammatory bowel disease (IBD)*	**IND-enabling studies underway;** *Potential to target upstream disease pathways that current therapies cannot access and to predict response to advanced biologics*			Crohn's & Colitis Foundation
SER-428 *for reducing AMR infections in ICU*	**IND-enabling studies underway;** *Novel liquid formulation suitable for targeting bloodstream and antimicrobial resistant infections in patients unable to swallow capsules (e.g., intubated patients in ICU)*			CARB-X
SER-147 *for reducing spontaneous bacterial peritonitis*	**Lead screening & drug candidate nomination;** *Potential to address multiple complications of decompensation in cirrhosis patients*			

AMR = Antimicrobial resistant infections
ICU = Intensive care unit
AE = Adverse event

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SERES THERAPEUTICS

SER-155 Allogeneic hematopoietic stem cell transplant (allo-HCT) --- Prevention epithelial barrier damage and resulting bloodstream infections (BSI) that can lead to mortality Breakthrough Therapy Designation & Phase 2 Ready

Translocation of pathogens are a significant problem in allogeneic hematopoietic cell transplant patients (allo-HCT) and leading cause of mortality

Infection is the leading cause of death in first 100 days post-HCT, and recent increased use of post-transplant cyclophosphamide (PTCy) for GvHD is increasing bloodstream (BSI) risk by ~2.5-fold

- **HCT conditioning chemotherapy and frequent antibiotic use leads to gastrointestinal (GI) pathogen domination and compromised mucosal epithelial barrier that can lead to translocation of bacteria to bloodstream**
- **Allo-HCT patients are severely immunocompromised with high-risk of bloodstream infections (BSIs) post-HCT, especially HCT Day 0-30**
- **Infection is the leading cause of death in first 100 days post-HCT in adults, ~7.5% mortality rate from BSI; Efficacy of prophylactic antibacterials to prevent BSI is increasingly limited by antimicrobial resistance**
- **Infectious disease and hematology-oncology physicians are highly concerned about BSIs in allo-HCT patients; rank BSIs as 6 on 7-point scale* of risk concern and indicate effective prophylaxis is a major unmet need**



*Seres primary market research 2024 Trinity Life Sciences survey of hematologists and infectious disease specialists

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SERES THERAPEUTICS

A significant unmet need exists to prevent bloodstream (BSI) and antimicrobial resistant (AMR) infections in immunocompromised patients Address conditioning chemotherapy and prophylactic antibiotic use damage to gastrointestinal microbiome and mucosal epithelial barrier that lead to infections Reduce prophylactic antibiotics use that are increasing the risk of antimicrobial resistant infections Prevent infections while highly immunocompromised transplant patients recover immune system function SER-155, an investigational live biotherapeutic, has potential to prevent BSI and associated mortality, and to reduce antibiotic use that leads to antimicrobial resistance (AMR) -- Potential to address both the causes and antibiotic treatment limitations of bloodstream infections

SER-155 has the potential to become a critical component of care of immunocompromised patients — Prevent infections that lead to medical complications and mortality Top-Line Results Summary: SER-155 prevented bloodstream infections and protected and repaired the mucosal epithelail barrier integrity Efficacy 77% relative risk reduction in bloodstream infections (BSI) compared to placebo (p<0.05; primary endpoint) Safety Well-tolerated with No Drug related Serious Adverse Events (SAEs) identified Drug Pharmacology Observed clinical translation on reduction in pathogen burden in gastrointestinal tract and protection and repair of mucosal epithelial barrier Phase 1b Randomized placebo-controlled 1:1 Cohort 2 (n=34 mITT); open-label Cohort 1 (n=11 mITT) established safety and PK/PD

Bloodstream infections (BSIs) are a leading cause of death post-transplant and are increasing in incidence with uptake of post-transplant cyclophosphamide (PTCy)

Incidence

- **BSI risk increasing** due to recent adoption of post-transplant cyclophosphamide (PTCy) for GvHD prophylaxis
- BSI prevalence high **despite standard of care use of antibacterial prophylaxis**
- Majority of BSIs in first 30 days post-HSCT are seeded from the gastrointestinal tract
- 60-90% febrile neutropenia incidence

Bacterial BSI in first 30 days post-HSCT


50%
40%
30%
20%
10%
0%
13%
43%
Non-PTCy
PTCy

Salas et al 2024

Impact

- Infection is **leading cause of death** in first 100 days post-HSCT for adults
- **~7.5% mortality rate** from bloodstream infections
- Complications including infection associated with longer hospital stay and ICU utilization, driving **substantial cost increase**

Sources: Gill et al, Microorganisms 2023; Sava et al, Bone Marrow Transplantation 2022; Carreira et al, Transplant Cell Ther 2022; Tamburini et al, Nature Med, 2018; Göldel, et al, Blood, 2024; Rearigh et al, Ann Hematol, 2020; Song et al, Infect Drug Resist 2023; Bolaños-Meade J et al, NEJM 2023; Salas et al, Transplant Cell Ther 2024; Nesher et al, Principles and Practice of Transplant Infectious Diseases, 2019 CIBMTR 2023 US summary slides; Perales et al Biol Blood Marrow Transplant 2017; Taplitz et al, J Clin Oncol 2018; Bolon et al, Current use and outcome of hematopoietic stem cell transplantation: CIBMTR summary slides, 2022. http://www.cibmtr.org; Poutsiaka, et al D., Bone Marrow Transplant, 2007

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SERES THERAPEUTICS

SER-155 Phase 1b in allo-HCT: Reduction in bloodstream infections, healthcare and antibiotic utilization, with placebo-like safety

Significant reduction ($p < 0.05$) in bloodstream infection (BSI) incidence (HCT Day 0-30)



% participants with a BSI
Placebo*
43%
SER-155
10%
77%
Relative risk reduction

*All participants received prophylactic antibiotics, intended to prevent BSI, as standard of care. Prophylactic antibiotics were highly associated with BSI bacteria exhibiting AMR. Resistance to multiple antibacterial classes was observed only in BSI bacteria with placebo treatment.

Two placebo-treated participants with BSIs had fatal outcomes from the BSI.

Significant reduction ($p \leq 0.05$) in healthcare utilization: days of antibiotics and hospitalization



Mean difference: -11.9; *p*=0.05
Mean Days of Systemic Treatment Antibiotic Use
45
40
35
30
25
20
15
10
5
0
9.2
21.1
SER-155 (N=20)
Placebo (N=14)



Wilcoxon-Rank Sum, *post hoc*: *p*=0.05
Mean Days of Hospitalization
45
40
35
30
25
20
15
10
5
0
19.7
28.7
SER-155 (N=20)
Placebo (N=14)

Numerical reduction ($p > 0.05$) in febrile neutropenia (FN) incidence



14% absolute risk reduction
17% relative risk reduction
% of participants with FN
100%
80%
60%
40%
20%
0%
65%
79%
SER-155 (N=20)
Placebo (N=14)

FN and BSI are major drivers of systemic treatment antibiotic use, and thus potential drivers of antimicrobial resistance (AMR)

Efficacy, safety & drug pharmacology reported in Ponce et al. 2026. *Nature Medicine*

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SERES THERAPEUTICS

SER-155 Phase 1b in allo-HCT: Clinical translation on all drug mechanisms of action further support observed efficacy results

Rapid protection of gastrointestinal mucosal epithelial barrier integrity


SER-155-001
Healthy
Fecal albumin (mg/mL)
50.0
20.0
10.0
5.0
3.1
Baseline
Post course 1
Healthy
SER-155
Placebo
Healthy

SER-155 prevents the loss of GI epithelial barrier integrity due to HCT conditioning chemotherapy; Significantly lower ($p \le 0.05$) fecal albumin in SER-155 treated versus placebo post treatment

Substantial reduction in pathogen domination in the GI microbiome


SER-155 1st Course
HSCT Day 0
Post Neutrophil Recovery
Subjects with Domination (%)
30
20
10
0
N = 108
18
107
18
108
14
SER-155 Cohort 2
MSKCC Historical Control Cohort

GI pathogen domination is associated with bloodstream infections and mortality in allo-HCT.

Improved immune homeostasis reflected in plasma cytokine profile


Cohort 2 Plasma Biomarkers
Pro-inflammatory Cytokines
Immune Homeostasis
hsCRP
IL-6
IL-8
MCP-1
ST-2
TNFR1
IFNg
TNFa
IL-17
IL-10
Baseline
Post-treatment Course 1
HCT Day 0
Post-neutrophil Engraftment
Mean Treatment Arm Difference log10 (Biomarker)
SER-155 > Placebo
SER-155 < Placebo
0.4
0.2
0
-0.2

SER-155 reduced multiple pro-inflammatory cytokines associated with the HCT procedures.

Efficacy, safety & drug pharmacology reported in Ponce et al. 2026. *Nature Medicine*

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SERES THERAPEUTICS

SER-155 Safety: Generally well-tolerated with no treatment-related severe adverse events (SAEs) All but one subject in the placebo arm experienced at least 1 TEAE Most common for SER-155 treated subjects (≥50% and with a delta ≥5% more than placebo): diarrhea (86% vs. 74% placebo), nausea (62% vs. 53% placebo) 1/40 (3%) subject experienced a TEAE leading to treatment discontinuation (active = 0; placebo = 1) 4/40 (10%) subjects experienced a TEAE leading to study discontinuation (active = 2; placebo = 2) 19/40 (48%) subjects experienced an SAE: 11/21 (52%) SER-155-treated subjects vs. 8/19 (42%) placebo-treated subjects; none considered related to SER-155 (no SUSARs) Most common SAE SOC: infections & infestations (24% active vs. 37% placebo) 3 deaths prior to Day 100 (active = 1; placebo = 2), 1 death after Day 100 (active), none considered related to SER-155 AESIs (bloodstream infections, GI infection, invasive infection): 14/40 (35%) subjects Rates of AESIs were lower in SER-155 arm vs placebo arm (29% vs 42% respectively) No SER-155 species were identified in culture from any subject Treatment-Emergent Adverse Events (TEAEs) Serious Adverse Events (SAEs) Adverse Events of Special Interest (AESIs) Results above for Cohort 2 Safety Population

SER-155 BSI Path Forward: SER-155 is Phase 2 ready in allo-HCT and design provides opportunity for adjacent indication expansion Expansion: Auto-HCT, CAR-T & Cancer neutropenia Phase 2 Allo-HCT Allo-HCT bloodstream and antimicrobial resistant infections has strong biological adjacencies to auto-HCT, CAR-T, and blood cancers (e.g., AML & cancer neutropenia) Allo-HCT Phase 2 interim analysis data could trigger advancement in expansion indications Auto-HCT has similar treatment and conditioning regimens to allo-HCT; potential for for one pivotal registrational study in auto- triggered by allo-HCT interim analysis and initial BLA approval for both allo- and auto-HCT together may be possible Febrile neutropenia and BSI data at allo-HCT Phase 2 interim analysis could accelerate clinical evaluation in CAR-T & Cancer neutropenia/AML Received Fast Track and Breakthrough Designation FDA in agreement with Phase 2 study design (submitted to FDA January 2026) FDA open to expedited path to engage and start Phase 3 if the interim analysis shows overwhelming efficacy Finalized Protocol Clinical Site infrastructure in place and key manufacturing steps advanced

SER-155 in allo-HCT commercial opportunity is meaningful and has indication expansion potential (~15x addressable population) creating multi-billion dollar opportunity

	Allo-HCT	Autologous HCT	CAR-T	Cancer Neutropenia / Broader leukemia & lymphoma population*
WW annual diagnoses or transplants	~40,000	~60,000	~20,000	~500,000
US annual diagnoses or transplants	~9,300	~13,500	~10,000	~87,000 initial focus
Unmet needs addressed by SER-155	Prevent mortality and cost of post-transplant infections	Prevent mortality and costs of post-transplant infections	Reduce life-threatening infections, CRS, ICANS & Enhance CAR-T efficacy	Reduce morbidity, mortality, and costs of infections & FN from chemotherapy

*Includes acute myeloid leukemia, multiple myeloma, and aggressive B cell non-Hodgkin lymphomas (diffuse large B-cell lymphoma, mantle cell, Burkitt's lymphoma) at risk
Sources: WBMT Global Transplant Activity Data, CIBMTR 2024 and 2025 annual reports, US NCI SEER Cancer Stat Facts 2026, National Pharmaceutical Council-2025 CAR-T Cell Therapy Transformation Report; Thandra et al 2021 report of WHO data, Niederwieser et al Haematologica 2022; Greco et al 2026 the 2024 EMBT activity report, Bone Marrow Transplant; WHO/IARC Global Cancer Observatory-GLOBOCAN 2022; American Cancer Society, Cancers Facts and Figures 2026

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SERES THERAPEUTICS

Infections in allo-HCT are costly; Merck viral prophylaxis drug provides precedent on commercial opportunity in medically vulnerable patients

Infections in allo-HCT result in significant incremental costs with longer hospital stays, more readmissions, and increased ICU utilization

US

- Allo-HCT procedure: ~$400K year 1 per patient cost
- Transplant-related complications (e.g., infections) raise cost by ~$242K
- Prevymis cost: ~$30K; returned ICER $60K/QALY

EU

- Allo-HCT procedure: ~$95K for transplant and ~$260K to $325K for year preceding plus 2 years following procedure
- Prevymis cost: $30K-$33K for 92 days (publicly available data from Germany, France, Italy, Spain)
- ICER in line with cost-effective thresholds in high income EU countries

SER-155 targets prevention of bloodstream infections from bacterial pathogens that can lead to mortality

Prevymis, a Merck product approved by FDA in 2017 and EMA in 2018, is experiencing broad use for CMV prophylaxis (viral infection) in allo-HCT recipients

PREVYMIS®
(letermovir)
240 mg, 480 mg tablets
Injection 20 mg/mL

$978M 2025 WW sales (~25% growth over '24)

- Reduces CMV infection in allo-HCT recipients
- Lowers mortality rate

Sources: CMS.gov; Broder et al. 2017 *Am Drug Health Benefits*; Perales et al, 2017 *Biol Blood Marrow Transplant*; Merck SEC filings
Cost of infections in 2015 dollars estimated at $177K by Perales, et.al. and inflated to 2025 costs (usinflationcalculator.com)

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SERES THERAPEUTICS

Value capture: highly concentrated prescriber universe enables lean commercial model Many key centers were Ph1b trial sites; plan to add more for future trials 185 US centers performed an allo-HCT in 2016-2020 ~80% of US transplants in 70 centers Similar concentration in most major European countries Concentrated prescriber universe Strong familiarity with SER-155 clinical program

SER-428 ICU BSI: Formulation to enable liquid oral dosing to expand prevention of infections in intubated and other patients unable to swallow capsules

Preclinical

Liquid oral dosing of SER-428 decolonizes key pathogens that colonize the GI tract and are associated with infections and poor outcomes

Enterococcus faecium decolonization


Daily dosing
Vehicle-only
SER-428
Ef CFU/g Feces
LOD
Days After Ef Challenge

Klebsiella pneumoniae decolonization


Daily dosing
Kp CFU/g Feces
LOD
Days After Kp Challenge

- SER-428 is designed to be functionally similar to SER-155
- SER-428 is the first liquid formulation developed for oral and enteral feeding tube delivery of live biotherapeutics
- Program supported in part by CARB-X

Opportunity

Expand prevention of bloodstream and antimicrobial resistant infections to patients at high infection risk & unable to swallow capsules

- Up to 1M sepsis patients in US admitted to hospitals with over half requiring ICU admission; most patients admitted to ICU with a known or suspected infection and receive broad-spectrum antibiotics
- Infections in the ICU are consequential; infection is leading cause of death for patients admitted to the ICU with sepsis; 40% all cause mortality for patients admitted to ICU who acquire BSI (including those treated for sepsis)
- Each BSI event can lead to 15 to17 excess hospital days and $42,000 to $55,000 in excess hospital costs per hospital-onset (Yu et al. 2023. *Inf. Cont. & Hosp. Epi.*)

- IND submission pending –
Drug manufacture & testing completed

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SERES THERAPEUTICS

SER-155 Immune Checkpoint Inhibitor-Related Enterocolitis (irEC) --- An Alternative To Immunosuppression That May Preserve Checkpoint Inhibitor Therapy Recent Topline Investigator Sponsored Study Results

What is Immune Checkpoint Inhibitor-Related Enterocolitis (irEC)?

irEC is a serious, frequent complication of rapidly growing immune checkpoint inhibitor therapy that requires immunosuppressive treatment and often disrupts life-extending cancer treatment

- **Immune Checkpoint inhibitors (ICIs) activate and amplify the immune system to attack cancer cells and save lives.**
- **The immune activation / amplification that attacks cancer tumors can attack healthy tissues, including in the gastrointestinal tract, causing irEC.**
- **irEC can cause severe diarrhea, abdominal pain, bloody stool, inflammation, colitis and hospitalization.**
- **Up to 50% of ICI patients can experience irEC depending on type/regimen; moderate-to-Severe irEC occurs in ~25% of patients receiving ICI (Total ICI patients in the US in 2026 estimated at ~300k and ~3M worldwide).**
- **Current standard of care treats Grade 2 or higher irEC requires halting life-extending cancer therapy and treatment with immunosuppressive systemic corticosteroids which carry risk of negative side**



Sources: Abu-Sbeih et al, Journal for ImmunoTherapy of Cancer, 2019; Braun et al, Trends in Cancer, 2025
Guggenheim Securities Flash Report issued 12/16/24, ICI Market analysis 2024, Grandview Research, Inc; IQVIA Institute Global Oncology Trends 2025

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A significant unmet need exists for new therapies that prevent or treat irEC without immunosuppression and that preserve life-extending checkpoint inhibitor therapy Oral treatment that prevents or resolves irEC without systemic immunosuppression and without a negative impact on immune checkpoint inhibitor therapy Addresses the underlying gastrointestinal mucosal epithelial barrier dysfunction and inflammation associated with immune checkpoint inhibitor induced irEC Enables patients to continue life-extending immune checkpoint inhibitor therapy SER-155, an investigational live biotherapeutic, can uniquely address the upstream drivers of mucosal epithelial barrier dysfunction and inflammation without systemic immunosuppression -- Potential to address unmet needs and limitations of current standard of care

SER-155 has the potential to become a critical component of cancer care — Reduce toxic side effects, preserve anti-tumor immunity, and enable patients to continue ICI therapy Top-Line Results Summary: SER-155 resulted in immunosuppressive-free clinical response with mechanistic biomarker data supporting efficacy outcomes Efficacy 80% Immunosuppressive-free clinical response at Day 15 (primary endpoint) Safety Well-tolerated with No Drug related Serious Adverse Events (SAEs) identified Drug Pharmacology Improved GI mucosal epithelial barrier and reduced inflammation; clinical translation of SER-155’s unique mechanisms of action in additional patient population Memorial Sloan Kettering Cancer Center (MSK) investigator sponsored trial in cancer patients with immune checkpoint inhibitor-related enterocolitis (irEC; n=15)

MSK initiated trial to evaluate safety and efficacy of SER-155, an investigational biotherapeutic optimized to specifically target the type of damage caused by ICIs Memorial Sloan Kettering Cancer Center (MSK) Trial Summary -- NCT06801067 Grade 2-3 irEC 15 participants who had not yet received immunosuppressive therapy (corticosteroids and/or biologics) for irEC All participants had prior ICI treatment Treatment Phase 1st line treatment for irEC Oral and convenient: 2 days vancomycin conditioning followed by 12 days SER-155 (2 capsules taken once daily) Clinical Response Assessment Immunosuppressive-free response in diarrhea (primary symptom of irEC) at Study Day 15 Immunosuppressive-free response at Study Day 43 Safety through 180 days Drug Pharmacology SER-155 strain GI colonization; i.e., engraftment (PK) Mucosal epithelial barrier integrity (GI biomarker) Anti-inflammatory (GI & systemic biomarkers)

SER-155 efficacy response occurred in a cancer patient population representative of current clinical practice, spanned multiple ICI and cancer types Multiple cancer types Majority with stage 3-4 Multiple ICI types used on study: PD-1 inhibitors (Keytruda, Opdivo, Zynz), PD-L1 inhibitors (Imfinzi, Bavencio), CTLA-4 inhibitors (Yervoy, Imjudo), LAG-3 inhibitors (Opdualag), and combinations thereof  All ICIs include irEC as an adverse reaction in their labels irEC with Grade 2-3 diarrhea 60% of participants with Grade 3 Excellent SER-155 dosing compliance: >99% 93% participants with ICI cancer therapy interrupted at entry Profile of 15 participants enrolled

Immune checkpoint inhibitor-related enterocolitis (irEC) is a significant side effect which can cause interruption of ICI cancer therapy and use of immunosuppressives Grade 1 Grade 2 Grade 3 Grade 5 Grade 4 Grade Diarrhea Treatment Guidelines Increase of <4 stools/day over baseline irEC increasing severity; patient population is substantial and growing Increase of 4-6 stools/day over baseline, trouble managing ‘day-to-day’ tasks Increase of ≥7 stools/day over baseline; limiting self-care Life-threatening Death Symptomatic care (i.e. loperamide) and continue ICI Halt ICI therapy Initiate systemic corticosteroids Halt ICI therapy Initiate high dose systemic corticosteroids & biologics irEC patients can experience severe diarrhea, abdominal pain, bloody stool, inflammation, colitis and hospitalization Moderate-to-Severe Population

SER-155 Top Line Efficacy: 80% of participants achieved immunosuppressive-free response at Day 15, with 33% of participants achieving complete clinical remission Day 15 Immunosuppressive-Free Response (Primary Endpoint; n=15) 80% 80% of all participants achieved Response 33% of all participants achieved Remission (Grade 0) Grade 0: 5 of 12 participants Grade 1: 7 of 12 participants Speed of Response: 11 of 12 responders were improving by Day 8 Magnitude of Response: 8 of 12 responders improved ≥ 2 grades by Day 15 Response: diarrhea decrease by one or more Grades Remission: Grade 0 (no diarrhea)

At Day 43, patients with a primary endpoint response at Day 15, had same grade or better Response = diarrhea decrease by ≥ 1 Grade; Remission = Grade 0 (no diarrhea) Secondary Endpoint: 5 of 15 participants maintained immunosuppressive-free response (2 in remission at Grade 0; 3 at Grade 1) 7 of 15 maintained response but received non-systemically acting, gastrointestinal-targeted immunosuppressives for mild residual or moderate recurrent symptoms The 12 of 15 participants who achieved Grade 0 or Grade 1 without immunosuppressives at Day 15 following SER-155 dosing achieved the same grade or better at Day 43

SER-155 Safety through Day 43: Generally well-tolerated with no treatment-related severe adverse events (SAEs)

Treatment-Emergent Adverse Events (TEAEs)

- Majority of participants (73.3%) experienced a TEAE, most mild to moderate
- Most common: diarrhea (26.7%), though diarrhea is the primary symptom associated with irEC
- 4 events were assessed by investigator as possibly related to both vancomycin and SER-155, all moderate in severity and all resolved
- No participants experienced a TEAE leading to treatment or study discontinuation

Serious Adverse Events (SAEs)

- 2 of 15 (13.3%) participants experienced an SAE: none assessed as related to SER-155 (no SUSARs)
  - Most common SAE SOCs: Gastrointestinal disorders (1); Cardiac disorders (1)
  - No deaths through Day 43; 1 death* after Day 180, considered not related to SER-155

Adverse Events of Special Interest (AESIs)

- No drug-related AESIs^
- No SER-155 species were identified in culture from any participant

* One participant had a fatal cardiac arrest, assessed as unrelated to SER-155, before they could complete their final study follow up visit.

^ One participant had an AESI (BSI) at Day 136, assessed as unrelated to SER-155

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Pharmacology: Biomarkers support SER-155 repaired mucosal epithelial barrier & reduced GI inflammation consistent with drug's design & clinical results

Pharmacokinetics

SER-155 strains colonized participants' GI tracts, i.e., engrafted, with the majority of strains observed across the study participants with kinetics, magnitude, and durability **comparable to that observed in prior Seres clinical studies**

Pharmacodynamics

Participants show high levels of gastrointestinal (GI) inflammation with a subset also showing evidence of epithelial barrier damage prior to treatment

Biomarkers of GI inflammation (fecal calprotectin) and epithelial barrier damage (fecal albumin) were elevated in participants indicating **epithelial barrier disruption and high gut inflammation at baseline** with concordant reductions after SER-155 dosing with **significant ($p < 0.05$) reductions in both measures achieved by Day 43**

Combined with clinical response rates, consistent directional improvement across both measures indicates an encouraging treatment effect on immune checkpoint inhibitor induced irEC disease activity

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SER-155 irEC Path Forward: Planning FDA engagement to discuss clinical development program for prophylaxis of irEC Unmet medical need with strong economics Advancing the irEC Prophylaxis Program Prevention approach addresses unmet medical need and aims to keep patients on immune checkpoint inhibitors (ICI) therapy and avoid immunosuppressive irEC treatments Efficient clinical development path (cost/timeline to approval) Enrollment risk enhancement approach for CTLA-4 containing regimens (highest irEC risk) while still enrolling all ICI types and regimens; potential for broad ICI reach Prophylactic dosing optimization expected to be included in FDA engagement strategy Primary and Secondary KOL and market research results confirmed that prophylaxis approach of SER-155 in irEC represents a multi-billion dollar opportunity Physicians’ favorable adoption rates (>75%) based on SER-155 target product profile (TPP) Biologics and Prevymis provide reasonable pricing analogues There is currently no SOC for prophylaxis of irEC irEC is a clinically significant adverse reaction and present in the approved labels of all ICI treatments, and significant market growth factors are present

SER-155 irEC study results are clinically meaningful and represent an additional valuable oncology indication Immune checkpoint inhibitors have revolutionized cancer treatment and represent a sizable market (2025 revenues) Well over $50B [KEYTRUDA, OPDIVO, YERVOY, IMFINZI, others] ~15% projected CAGR  through early 2030's 11 Drug Approvals across 20+ solid tumor types (e.g., lung, melanoma, colorectal, etc.) Immune checkpoint inhibitors can cause irEC that can interrupt life-saving cancer treatment Moderate-to-Severe irEC occurs in ~25% of ICI treated patients and disrupts cancer treatment Up to 50% of ICI patients can experience irEC Unmet clinical needs irEC prophylaxis to prevent disruption of cancer therapy and non-immunosuppressive treatment to avoid negative impacts on treatment SER-155 has the potential to become a critical component of cancer care across multiple indications Achieved 80% immunosuppressive-free response & well-tolerated Potential utility of SER-155 to address unmet needs in multiple oncology areas Pharmacology data support broad potential of Seres novel live biotherapeutics

SER-603 Inflammatory Bowel Disease (IBD) --- Targeting inflammatory drivers of IBD that current standards of care cannot

Key challenges in IBD suggest new solutions are needed Efficacy ceiling experienced by many patients due to non-response or poor durability of response (see figure) Safety concerns limit the potential for combining advanced therapies that are immunosuppressive Current therapies don’t directly target the mucosal epithelial barrier, a critical target for limiting inflammation Patient heterogeneity in IBD patients is a core challenge and key reason many drugs don’t work or lack durability. Disrupted gut microbiome function is a major driver of IBD heterogeneity, pathogenesis, and nonresponse to advanced therapies UC Crohn’s Placebo SER-603 offers an effective, safe approach to address these gaps

Biomarker Validation: Identified bacterial features can predict response to therapy in clinical datasets

***Wang et. al. 2025** - significant impact of microbiome on ustekinumab efficacy*


CD patients
Standard Ustekinumab Treatment
Fecal sample
Metagenome (n=85)
Metabolome (n=48)
Shanghai (Discovery Cohort, n=51)
Changsha (Validation Cohort, n=34)


100
50
0
Rate of Remission
Discovery Cohort
Validation Cohort
Non-Remission
Remission

50% of CD patients remit after ustekinumab in each cohort

***Seres Biomarker can* predict response to therapy**

~70% of patients
Biomarker (-)
Non-inflammatory microbiome

~30% of patients
Biomarker (+)
Inflammatory microbiome

Selection of Biomarker (-) patients increases remission after ustekinumab


100
50
0
Rate of Remssion in Biomarker -
Discovery Cohort
Validation Cohort

68% of Seres Biomarker (-) patients experience remission suggesting patients that do NOT have an inflammatory microbiome are more likely to respond to ustekinumab.

Selection of Biomarker (+) patients identifies patients for combination therapy


100
50
0
Rate of Resmission in Biomarker +
Discovery Cohort
Validation Cohort

8% of Seres biomarker (+) patients experience remission, suggesting patients that have an inflammatory microbiome are very unlikely to respond to Ustekinumab, and may be candidates for combination therapy.

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Monotherapy Proof of Concept: SER-603 addresses microbiome-driven inflammation in preclinical disease models of IBD


Biomarker (+) microbiome test article
SER-603: LBP designed to treat IBD
GF IL10-/- mice
~4-5 weeks of colonization
Evaluate treatment effect of SER-603 to address inflammatory microbiome

SER-603 intervention reduces fecal lipocalin from inflammatory microbiome


Mice randomized and LBP intervention started next day
Fecal Lcn2 (ng/g feces)
10000
1000
100
10
5
10
15
20
25
Time-course (days post-dosing)
Oral SER-603 intervention
Biomarker-based inflammatory microbiome
SER-603 intervention
SER-603 only

SER-603 intervention reduces Th1 and Th17 CD4+ T cells


Th1 cells
% IFNg (of CD4+)
60
40
20
0
*
Biomarker-based inflammatory microbiome
Inflamm. Microbiome + SER-603
Th17 cells
% IL17A+ RORγT+ (of CD4+)
60
40
20
0
**
Biomarker-based inflammatory microbiome
Inflamm. Microbiome + SER-603

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Combination Therapy Proof of Concept: SER-603 increases the efficacy of anti-TNFα therapy in a preclinical model of microbiome-driven inflammation

Biomarker (+) microbiome test article + SER-603 & Anti-TNFα → GF IL10-/- mice ~4-5 weeks of colonization → Evaluate treatment effect of SER-603 in combination with anti-TNFα to address disease driven by inflammatory microbiome

SER-603 + anti-TNFα is superior to anti-TNFα alone in reducing lipocalin



Mice randomized and anti-TNFα ± SER-603 intervention started next day
10000
1000
100
10
Fecal Lcn2 (ng/g feces)
5
10
15
20
25
30
Time-course (days post-dosing)
Biomarker-based inflammatory microbiome
Anti-TNFα only
SER-603 + anti-TNFα intervention
SER-603 *alone* (negative control)

SER-603 + anti-TNFα is superior to anti-TNFα alone in reducing Th1 and Th17 CD4+ T cells



Th1 cells
% IFNg (of CD4+)
60
40
20
0
*
*
*
Th17 cells
% IL17A+ RORγT+ (of CD4+)
20
15
10
5
0
**
*
***

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SER-603 holds the potential to address challenge of inadequate response in IBD patients as well as benefit patients earlier

IBD Tx algorithm



Mild to Moderate Patients
(>700K in US)
Moderate to Severe Patients
(>900K in US)

Well-tolerated safety profile and oral delivery creates potential for SER-603 to target mild-moderate patients as **Monotherapy or add-on to 5-ASA**

~30% of UC patients are either "smoldering", (on 5-ASA and suffering silently), supplementing 5-ASA treatment with corticosteroids, or switching to immunomodulators and would be appropriate for an LBP instead

Novel and complementary mechanism of action for **combo with advanced therapies** to convert partial or non-responders to remitters and expand durability of response without increased safety concerns

Many advanced therapies exhibit an efficacy ceiling and lack durability of response, instead of switching to another biologic, adding an LBP has the potential improve and extend efficacy

"The biologics are a big step up for a lot of moderate patients, it would be nice to have a safe oral treatment that fills the space before a biologic" - UC KOL

44 - Seres Therapeutics ©2026

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Seres continues on successful journey to lead on delivering on the therapeutic potential of live biotherapeutics (LBP)

2011
Seres founded by Flagship Pioneering

2015
SER-109
Breakthrough Therapy Designation
--
Seres goes public
$133M IPO (MCRB)

2020
SER-109
positive Phase 3 topline
--
88% sustained clinical response rate CDI recurrence up to 8 weeks

2023
SER-109
FDA approval and launch*
--
VOWST™

2024
SER-155
positive Phase 1b topline and Breakthrough Therapy Designation
--
77% relative risk reduction in bloodstream infections

2025-26
High profile publications on VOWST & SER-155 MoA

2026+
Advance SER-155 allo-HCT and leverage clinical translation of novel MoAs to advance Inflammatory & Immune disease pipeline

Differentiated Biotherapeutics platform

The NEW ENGLAND JOURNAL of MEDICINE
SER-109 (VOWST) Phase 3 efficacy

JAMA
RESEARCH LETTER
SER-109 (VOWST) Phase 3 durability

Clinical Infectious Diseases
MAJOR ARTICLE
Reduced antibiotic resistance gene carriage

nature medicine
VOWST mechanism of action
SER-155 Phase 1b allo-HCT efficacy

nature microbiology
SER-155 mechanism of action (in review)

Seres has delivered an approved drug and additional clinical candidates in a novel therapeutic modality that address diseases in an innovative way

45 - Seres Therapeutics ©2026

SERES THERAPEUTICS

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